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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 23, 2003
                                                          -------------




                              ALBEMARLE CORPORATION
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)



              Virginia              1-12658              54-1692118
              --------              -------              ----------
             (State or Other       (Commission          (IRS Employer
              Jurisdiction of       File Number)         Identification No.)
              Incorporation)


               330 South Fourth Street, Richmond, Virginia 23219
               -------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code - (804) 788-6000
                Registrant's website address: www.albemarle.com


       Former name or former address, if changed since last report - N/A


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Item 9.  Regulation FD Disclosure

On July 23, 2003, the Company issued a press release regarding it earnings for the second quarter ended June 30, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this Current Report of Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


    Exhibit

     99.1           Albemarle Corporation press release dated July 23, 2003.




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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


Date: July 23, 2003                                     ALBEMARLE CORPORATION


                                                      /s/ ROBERT G. KIRCHHOEFER
                                                      -------------------------
                                                         Robert G. Kirchhoefer
                                                         Treasurer and Chief
                                                         Accounting Officer


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                                                             EXHIBIT INDEX

Exhibit No.

      99.1      Albemarle Corporation press release dated July 23, 2003.